                                                                    EXHIBIT 10.8


                          ORATEC INTERVENTIONS, INC.

                                1995 STOCK PLAN

                       (As amended through January 2000)

     1.   Purposes of the Plan.  The purposes of this 1995 Stock Plan are to
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attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

     2.   Definitions.  As used herein, the following definitions shall apply:
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          (a) "Administrator" means the Board or any of its Committees appointed
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pursuant to Section 4 of the Plan.

          (b) "Affiliate" means an entity other than a Subsidiary in which the
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Company owns an equity interest or which, together with the Company, is under common control of a third person or entity.

          (c) "Applicable Laws" means the legal requirements relating to the
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administration of stock option, restricted stock purchase and stock bonus plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any stock exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

          (d) "Board" means the Board of Directors of the Company.
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          (e) "Cause" means (a) willful misconduct or gross negligence in
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performance of an Optionee's duties with the Company; (b) refusal to comply in any material respect with the legal directives of the Company so long as such directives are not inconsistent with an Optionee's position and duties, which is not remedied (if remediable) within twenty (20) working days after written notice from the Company, which written notice shall state that failure to remedy such conduct may result in termination for Cause; (c) a deliberate attempt to do an injury to the Company; (d) engaging in any conduct, that materially discredits the Company or is materially detrimental to the reputation of the Company; (e) commission of any act of theft or fraud with respect to the Company; (f) conviction of a felony or a crime involving moral turpitude; or (g) material breach of any element of the Company's Proprietary Information and Inventions Assignment Agreement or any nondisclosure agreement between an Optionee and the

Company, including without limitation, the theft or other misappropriation of the Company's proprietary information, in each case as determined in good faith by the Company's Chief Executive Officer.

          (f) "Change of Control" means the occurrence of any of the following
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events: (a) an acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but excluding any merger effected exclusively for the purpose of changing the domicile of the Company), or (b) a sale of all or substantially all of the assets of the Company (collectively, a "Merger"), so long as in either case (i) the Company's shareholders of record immediately prior to such Merger will, immediately after such Merger, hold less than fifty percent (50%) of the voting power of the surviving or acquiring entity, or (ii) the Company's shareholders of record immediately prior to such Merger will, immediately after such Merger, hold less than sixty percent (60%) of the voting power of the surviving or acquiring entity and a majority of the members of the Board of Directors of the surviving or acquiring entity immediately after such Merger were not members of the Board of Directors of the Company immediately prior to such Merger.

          (g) "Code" means the Internal Revenue Code of 1986, as amended.
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          (h) "Committee" means the Committee appointed by the Board of
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Directors in accordance with Section 4(a) of the Plan.

          (i) "Common Stock" means the Common Stock of the Company.
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          (j) "Company" means Oratec Interventions, Inc., a Delaware
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corporation.

          (k) "Consultant" means any person, including an advisor, who is
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engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

          (l) "Continuous Status as an Employee or Consultant" means the absence
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of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

          (m) "Director" means a member of the Board.
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          (n) "Employee" means any person (including if appropriate, any Named
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Executive, Officer or Director) employed by the Company or any Parent, Subsidiary or Affiliate of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

          (o) "Exchange Act" means the Securities Exchange Act of 1934, as
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amended.

          (p) "Fair Market Value" means, as of any date, the fair market value
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of Common Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock on the date of grant of the Option (or in the event the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal or such other source as the
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Administrator deems reliable;

              (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock on the date of grant of the Option, as reported in The Wall Street Journal or such other source as
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the Administrator deems reliable; or

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (q) "Incentive Stock Option" means an Option intended to qualify as an
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incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.

          (r) "Involuntary Termination" means the occurrence of any of the
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following events: (a) any termination by the Company other than for Cause, (b) a material reduction or change in an Optionee's job duties, responsibilities and requirements inconsistent with the Optionee's position with the Company and Optionee's prior duties, responsibilities and requirements, or (c) any reduction greater than 20% of an Optionee's base compensation (other than in connection with a general decrease in base salaries for employees of the Company).

          (s) "Listed Security" means any security of the Company that is listed
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or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

          (t)  "Named Executive" means any individual who, on the last day of
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the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (u)  "Nonstatutory Stock Option" means an Option not intended to
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qualify as an Incentive Stock Option, as designated in the applicable written option agreement.

          (v)  "Officer" means a person who is an officer of the Company within
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the meaning of Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder.

          (w)  "Option" means a stock option granted pursuant to the Plan.
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          (x)  "Optioned Stock" means the Common Stock subject to an Option or a
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Stock Purchase Right.

          (y)  "Optionee" means an Employee or Consultant who receives an Option
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or a Stock Purchase Right.

          (z)  "Parent" means a "parent corporation", whether now or hereafter
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existing, as defined in Section 424(e) of the Code, or any successor provision.

          (aa) "Plan" means this 1995 Stock Plan.
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          (bb) "Reporting Person" means an Officer, Director, or greater than
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ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

          (cc) "Restricted Stock" means shares of Common Stock acquired pursuant
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to a grant of a Stock Purchase Right under Section 11 below.

          (dd) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act,
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as the same may be amended from time to time, or any successor provision.

          (ee) "Share" means a share of the Common Stock, as adjusted in
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accordance with Section 13 of the Plan.

          (ff) "Stock Exchange" means any stock exchange or consolidated stock
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price reporting system on which prices for the Common Stock are quoted at any given time.

          (gg) "Stock Purchase Right" means the right to purchase Common Stock
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pursuant to Section 11 below.

          (hh) "Subsidiary" means a "subsidiary corporation," whether now or
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hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

          (ii) "Ten Percent Holder" means a person who owns stock representing
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more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 13 of
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the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 4,990,000 shares of Common Stock plus an automatic annual increase on the first day of each of the Company's fiscal years beginning in 2000 and ending in 2002 equal to the lesser of: (i) 1,250,000 Shares; (ii) four percent (4%) of the Shares outstanding on the last day of the immediately preceding fiscal year; or (iii) such lesser number of shares as is determined by the Board of Directors. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock which are retained by the Company upon exercise of an Option or Stock Purchase Right in order to satisfy the exercise or purchase price for such Option or Stock Purchase Right or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan.

     4.   Administration of the Plan.
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          (a)  General.  The Plan shall be administered by the Board or a
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Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Optionees and, if permitted by the Applicable Laws, the Board may authorize one or more officers (who may (but need not) be Officers) to grant Options or Stock Purchase Rights to Employees and Consultants.

          (b)  Administration With Respect to Reporting Persons. With respect to
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Options and Stock Purchase Rights granted to Reporting Persons and Named Executives, the Plan may (but need not) be administered so as to permit such Options and Stock Purchase Rights to qualify for the exemption set forth in Rule 16b-3 and to qualify as performance-based compensation under Section 162(m) of the Code.

          (c)  Powers of the Administrator.  Subject to the provisions of the
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Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(p) of the Plan;

               (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v)    to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder;

               (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(f) instead of Common Stock;

               (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

               (ix) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights; and

               (x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (xi) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options or Stock Purchase Rights to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

          (c)  Effect of Administrator's Decision. All decisions, determinations
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and interpretations of the Administrator shall be final and binding on all holders of Options or Stock Purchase Rights.

     5.   Eligibility.
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          (a)  Recipients of Grants.  Nonstatutory Stock Options and Stock
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Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided however that Employees of Affiliates shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he or she is otherwise eligible, be granted additional Options or Stock Purchase Rights.

          (b)  Type of Option.  Each Option shall be designated in the written
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option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock

Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

          (c) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Optionee's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     6.   Term of Plan.  The Plan shall become effective upon the earlier to
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occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 16 of the Plan.

     7.   Term of Option.  The term of each Option shall be the term stated in
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the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Option granted to an Optionee who, at the time the Option is granted, is a Ten Percent Holder, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the written option agreement. After the date, if any, on which the Common Stock becomes a Listed Security, the five (5) year limitation on option grants to Ten Percent Holders described above shall only apply to the grant of Incentive Stock Options.

     8.   Limitation on Grants to Employees.  Subject to adjustment as provided
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in Section 13 below, the maximum number of Shares which may be subject to Options and Stock Purchase Rights granted to any one Employee under this Plan for any fiscal year of the Company shall be 1,000,000Shares.

     9.   Option Exercise Price and Consideration.
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          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board and set forth in the applicable agreement, but shall be subject to the following:

               (i)  In the case of an Incentive Stock Option that is:

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option that is:

                     (A) granted, prior to the date, if any, on which the Common Stock becomes a Listed Security, to a person who, at the time of the grant of such Option, is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                     (B) granted to a person who, at the time of the grant of such Option, is a Named Executive, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code;

                     (C) granted, prior to the date, if any, on which the Common Stock becomes a Listed Security, to a person other than a Named Executive or a Ten Percent Holder, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (7) any combination of the foregoing methods of payment, or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     10.  Exercise of Option.
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          (a)  Procedure for Exercise; Rights as a Shareholder.  Any Option
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granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, and reflected in the written option agreement, which may include vesting requirements and/or performance criteria with respect to the Company and/or the Optionee;

provided that if required by the Applicable Laws, any option granted prior to the date, if any, upon which the Common Stock becomes a Listed Security, shall become exercisable at the rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted. In the event that any of the Shares issued upon exercise of an Option (which exercise occurs prior to the date, if any, upon which the Common Stock becomes a Listed Security) should be subject to a right of repurchase in the Company's favor, such repurchase right shall, if required by the Applicable Laws, lapse at the rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted. Notwithstanding the above, in the case of an Option granted to an officer, Director or Consultant of the Company or any Parent, Subsidiary or Affiliate of the Company, the Option may become fully exercisable, or a repurchase right, if any, in favor of the Company shall lapse, at any time or during any period established by the Administrator. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided however that in the absence of such determination, vesting of Options shall be tolled during any such leave.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, not withstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 13 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Employment or Consulting Relationship.  Subject to
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Sections 10(c) and 10(d), in the event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company, such Optionee may, but only within three (3) months (or such other period of time not less than thirty (30) days as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three (3) months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. No termination shall be deemed to occur and this Section 10(b) shall not apply if
(i) the Optionee is a Consultant who becomes an Employee; or (ii) the Optionee is an Employee who becomes a Consultant.

          (c)  Disability of Optionee.
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               (i) Notwithstanding Section 10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

               (ii) In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of a disability which does not fall within the meaning of total and permanent disability (as set forth in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, to the extent that such Optionee fails to exercise an Option which is an Incentive Stock Option ("ISO") (within the meaning of Section 422 of the Code) within three (3) months of the date of such termination, the Option will not qualify for ISO treatment under the Code. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within six months (6) from the date of termination, the Option shall terminate.

          (d)  Death of Optionee.  In the event of the death of an Optionee
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during the period of Continuous Status as an Employee or Consultant since the date of grant of the Option, or within thirty (30) days following the termination of Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death, or, if earlier, the date of termination of Optionee's Continuous Status as an Employee or Consultant. To the extent that Optionee is not entitled to exercise the Option as set forth above, or if the Option is not exercised to the extent it is exercisable within the time specified herein, the Option shall terminate.

          (e)  Extension of Exercise Period.  The Administrator shall have full
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power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee's Continuous Status as an Employee or Consultant from the periods set forth in Sections 10(b), 10(c) and 10(d) above or in the Option Agreement to such greater time as the Board shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

          (f)  Rule 16b-3.  Options granted to Reporting Persons shall comply
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with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

          (g)  Buyout Provisions. The Administrator may at any time offer to buy
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out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11.  Stock Purchase Rights.
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          (a)  Rights to Purchase.  Stock Purchase Rights may be issued either
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alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. In the case of a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security and if required by the Applicable Laws at such time, the purchase price of Shares subject to such Stock Purchase Rights shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer, or, in the case of a Ten Percent Holder, the price shall not be less than 100% of the Fair Market Value of the Shares as of the date of the offer. If the Applicable Laws do not impose the requirements set forth in the preceding sentence and with respect to any Stock Purchase Rights granted after the date, if any, on which the Common Stock becomes a Listed Security, the purchase price of Shares subject to Stock Purchase Rights shall be as determined by the Administrator. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

          (b)  Repurchase Option. Unless the Administrator determines otherwise,
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the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original purchase price paid by the purchaser and may be paid by cancellation of any indebtedness of the Purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine, provided, however, that with respect to a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security to a purchaser who is not an officer

(including an Officer), Director or Consultant of the Company or any Parent, Subsidiary or Affiliate of the Company, it shall lapse at a minimum rate of 20% per year.

          (c)  Other Provisions.  The Restricted Stock purchase agreement shall
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contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

          (d)  Rights as a Shareholder.  Once the Stock Purchase Right is
               -----------------------
exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12.  Taxes.
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          (a) As a condition of the exercise of an Option or Stock Purchase Right granted under the Plan, the Participant (or in the case of the Participant's death, the person exercising or receiving the Option or Stock Purchase Right) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of Option or Stock Purchase Right and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

          (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option or Stock Purchase Right.

          (c) This Section 12(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or Stock Purchase Right that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the minimum statutory withholdings for federal and state tax purposes, including payroll taxes, applicable to the exercise. For purposes of this
Section 12, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").
                                --------

          (d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option or Stock Purchase Right by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Participant for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value determined as of the applicable Tax Date equal to the minimum statutory withholdings for federal and state tax purposes, including payroll taxes, applicable to the exercise.

          (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 12(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 12(d) above must be made on or prior to the applicable Tax Date.

          (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the applicable Tax Date.

     13.  Adjustments Upon Changes in Capitalization; Change of Control.
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          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, the number of Shares described in Section 3(i) and 8 above, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b)  Dissolution or Liquidation.  In the event of the proposed
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dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c)  Change of Control.  In the event of a Change of Control, each
               -----------------
outstanding Option or Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the Option or Stock Purchase Right or to substitute an equivalent option or right or to accept assignment of the conditions and restrictions with respect to Restricted Stock, in which case such Option or Stock Purchase Right shall terminate upon the consummation of the merger or sale of assets and all rights of repurchase with respect to Restricted Stock shall lapse upon the consummation of the Change of Control.

               If an Optionee is an Employee of the Company and the Optionee's employment with the Company or a successor corporation terminates as a result of Involuntary Termination other than for Cause at any time within two years following a Change of Control, and as part of the Change of Control the successor corporation agrees to assume outstanding Options or Stock Purchase Rights or to substitute an equivalent option or right or to accept assignment of the conditions and restrictions with respect to Restricted Stock, then, (i) in the case of an Option with a vesting commencement date that is more than two years prior to the termination date, the unvested shares under such Option shall automatically be accelerated such that 100% of the total number of unvested shares as of the effective date of such Involuntary Termination shall automatically become vested, (ii) in the case of an Option with a vesting commencement date that is within one year prior to the termination date and in the event that such Option has not vested 1/48 for each month immediately following the grant of such Option, the unvested shares under such Option shall automatically be accelerated such that 1/48 of the total number of unvested shares as of the effective date of such Involuntary Termination shall automatically become vested for each month of Optionee's employment with the Company following the vesting commencement date of such Option, (iii) in the case of Restricted Stock with a vesting commencement date that is more than two years prior to the termination date, any rights of repurchase with respect to such Restricted Stock shall automatically terminate with respect to 100% of the total number of unvested shares as of the effective date of such Involuntary Termination; and (iv) in the case of Restricted Stock with a vesting commencement date that is within one year prior to the termination date and in the event that repurchase rights have not already terminated with regard to 1/48 of such Restricted Stock for each month immediately following the grant of such Restricted Stock, any rights of repurchase with respect to such Restricted Stock shall automatically terminate with respect to 1/48 of the total number of unvested shares as of the effective date of the Involuntary Termination for each month of the Optionee's employment with the Company following the vested commencement date of such Restricted Stock.

          In the event that, following a Change of Control, the successor corporation does not agree to assume the Option or Stock Purchase Right or to substitute an equivalent option or right or to accept assignment of the conditions and restrictions with respect to Restricted Stock, then the vesting acceleration benefits in the paragraph above shall apply on the date immediately prior to the effective date of the Change of Control transaction.

          If Optionee is a Consultant to the Company, in the event of a Change of Control, 100% of the total number of unvested shares held by such Consultant shall automatically become vested immediately prior to the effective date of the Change of Control transaction.

          In the event that the Company commences substantive discussions with a potential acquiror prior to April 12, 2000 and such substantive discussions result in a Change of Control transaction, the provisions set forth in this
Section 13(c) would not apply.

          (d)  Certain Distributions.  In the event of any distribution to the
               ---------------------
Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option or Stock Purchase Right to reflect the effect of such distribution.

     14.  Non-Transferability of Options and Stock Purchase Rights.  Options and
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Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, provided that, after the date, if any, upon which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option or Stock Purchase Right may be exercised, during the lifetime of the holder of Option or Stock Purchase Right, only by such holder or a transferee permitted by this Section 14.

     15.  Time of Granting Options and Stock Purchase Rights. The date of grant
          --------------------------------------------------
of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     16.  Amendment and Termination of the Plan.
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          (a)  Authority to Amend or Terminate. The Board may at any time amend,
               -------------------------------
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)  Effect of Amendment or Termination.  No amendment or termination
               ----------------------------------
of the Plan shall adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     17.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

     18.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     19.  Agreements.  Options and Stock Purchase Rights shall be evidenced by
          ----------
written agreements in such form as the Administrator shall approve from time to time.

     20.  Shareholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under the Applicable Laws. All Options and Stock Purchase Rights issued under the Plan shall become void in the event such approval is not obtained.

     21.  Information to Optionees and Purchasers.  Prior to the date, if any,
          ---------------------------------------
upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares Pursuant to the Plan, during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.